UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2016
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
On December 6, 2016, Carter Validus Operating Partnership II, LP (“CVOP II”), the operating partnership of Carter Validus Mission Critical REIT II, Inc. (the “Company”), received a Commitment Increase Letter (the "Commitment Letter") from the existing lenders under the Company’s Second Amended and Restated Credit Agreement (the "KeyBank Credit Facility") and Citizens Bank, N.A., Eastern Bank and Hancock Bank, as new lenders, to increase the maximum commitments available under the KeyBank Credit Facility from $315,000,000 to an aggregate of up to $425,000,000, consisting of a $325,000,000 revolving line of credit, with a maturity date of December 22, 2018, subject to CVOP II’s right for two, 12-month extension periods, and a $100,000,000 term loan, with a maturity date of December 22, 2019, subject to CVOP II’s right for one, 12-month extension period. Subject to certain conditions, the total borrowing availability under the KeyBank Credit Facility can be increased to $550,000,000.
The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the KeyBank Credit Facility agreement.
As of December 12, 2016, the Company had a total pool availability under the KeyBank Credit Facility of $279,358,000 and an aggregate outstanding principal balance of $270,000,000. As of December 12, 2016, $9,358,000 remained to be drawn on the KeyBank Credit Facility.
The material terms of the Commitment Letter and other agreements discussed above are not complete and are qualified in their entirety by the Commitment Letter attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1
Commitment Increase Letter, by and among Carter Validus Operating Partnership II, LP, as Borrower, Carter Validus Mission Critical REIT II, Inc., KeyBank National Association, the guarantors and other lenders party thereto, and KeyBank National Association, as Agent, dated December 6, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: December 12, 2016	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer